SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        April 27, 2002
                                                  ----------------------------


                             SALISBURY BANCORP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


Connecticut 06-1514263 (State or other jurisdiction of incorporation) (IRS Employer Identification No.)


           5 Bissell Street, Lakeville, Connecticut                06039-1868
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(Address of principal executive offices)                           (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.


Item 5.     Other Events.
            -------------
            Annual Meeting of Shareholders of Salisbury Bancorp, Inc.

            The Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), the holding company for Salisbury Bank and Trust Company (the "Bank") was held on Saturday, April 27, 2002. Shareholders voted on the election of directors and the ratification of the appointment of independent auditors.

            The results of the votes of shareholders regarding each proposal are set forth below:

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

            Each of the three nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve until their term expires or their successors are elected and qualified.

            The vote for electing nominees as directors was as follows:


                                                                   Withholding
                                                      For          Authority

John R. H. Blum         Number of Shares:           1,050,301        31,461
(three (3) year term)   Percentage of
                        Shares Voted:               97.1%               2.9%
                        Percentage of Shares
                        Entitled to Vote:           73.8%               2.2%


                                                                   Withholding
                                                      For          Authority

Louise F. Brown         Number of Shares:           1,050,301        31,461
(three (3) year term)   Percentage of
                        Shares Voted:               97.1%               2.9%
                        Percentage of Shares
                        Entitled to Vote:           73.8%               2.2%




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                                                                   Withholding
                                                      For           Authority

Nancy F. Humphreys      Number of Shares:           1,050,301        31,461
(three (3) year term)   Percentage of
                        Shares Voted:               97.1%               2.9%
                        Percentage of Shares
                        Entitled to Vote:           73.8%               2.2%


                                   PROPOSAL 2
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

            The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Bank for the year ending December 31, 2002 was approved because the votes for such appointment exceeded the votes against such appointment.

                  The vote to ratify the appointment by the Board of Directors of Shatswell, MacLeod & Company, P.C. as independent auditors for the year ending December 31, 2002 was as follows:

                                               For       Against     Abstain

            Number of Votes:                1,070,566     5,574       5,622
            Percentage of Shares Voted:     98%           .5%         .5%
            Percentage of Shares
            Entitled to Vote:               75.3%         .4%         .9%

                 Election of Chairman of the Board of Directors

            Following the Meeting of Shareholders, at the organizational meetings of the Board of Directors of the Company and the Bank, the Board of Directors of the Company elected John R. H. Blum, Chairman of the Board of Directors of Salisbury Bancorp, Inc. The Board of Directors of the Bank also elected Mr. Blum, Chairman of the Board of Directors of Salisbury Bank and Trust Company. The Chairman serves at the pleasure of each Board during a term expiring at the organizational meeting of the Board following the Annual Meeting of Shareholders.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:   April 29, 2002                   SALISBURY BANCORP, INC.


                                           By:    /s/ John F. Perotti
                                              ---------------------------------
                                              John F. Perotti, President and
                                              Chief Executive Officer



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